Exhibit 24.1
                                  ------------


                              EMAC SECURITIES CORP.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mehrdad Elie, Kathleen A. Smith and Mary Glass-Schannault as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of EMAC Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of EMAC Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



SIGNATURE                                    TITLE                                         DATE
/s/ Mehrdad Elie                             Director, Chief Executive Officer
------------------------------               (Principal Executive Officer) and
Mehrdad Elie                                 President                                     May 22, 2002

                                             Director, Chief Financial Officer
/s/ Kathleen A. Smith                        and Treasurer (Principal Financial
------------------------------               Officer and Principal Accounting
Kathleen A. Smith                            Officer)                                      May 22, 2002

/s/ Mary Glass-Schannault
------------------------------               Director, Vice President and
Mary Glass-Schannault                        Secretary                                     May 22, 2002

/s/ Yousef Yahid
--------------------------------
Yousef Yahid                                 Director                                      May 22, 2002